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                                                                   EXHIBIT 10.21

                                               Confidential Treatment Requested
                                             Under 17 C.F.R. (S)(S) 200.80(b)(4)
                                                      200.83 and 230.406


                               LICENSE AGREEMENT

     This Agreement is made as of the 29/th/ day of March, 1999 by and between Invitrogen Corporation, a corporation organized and existing under the laws of the State of Delaware, with principal offices located at 1600 Faraday Avenue, Carlsbad, California, 92008, ("Licensor") and Diversa Corporation, having its principal place of business 10665 Sorrento Valley Road, San Diego, CA 92121 ("Licensee").

1.   Definitions

     1.1 Affiliate means any business entity controlled by or under common control with Licensee. For the purposes hereof, "control" shall mean, as to any entity, effective ownership of greater than [*****] of the [*****].

     1.2 Licensed Patent Rights means the United States Patent Application [*****] and [*****] licensed to Licensor, including all [*****] and [*****]. Said list will be periodically updated by Licensor.

     1.3  Licensed Products means any [*****] or any [*****].

     1.4 Net Sales means the dollar amount of [*****] of Licensed Product(s) by Licensee and/or Affiliates, less [*****].

     1.5  Effective Date means the first date appearing above.

     1.6 Field Of Use means cloning of DNA inserts from uncultured organisms only in conjunction with LICENSEE'S proprietary technology. For purposes of this paragraph "Licensee's proprietary technology" shall mean technology within the ambit of any claim in an issued or pending patent claim of [*****] and any [*****].


     1.7  Territory means the world.

2.   License Grant

     2.1 Licensor hereby grants to Licensee and Licensee accepts, subject to the terms and conditions of this Agreement, an exclusive license to practice Licensed Patent Rights in the Field Of Use in order to make, but not to have made, use, and sell Licensed Products throughout the Territory for the term of this Agreement.

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     2.2  Additionally, Licensor hereby grants to Licensee and Licensee accepts, subject to the terms and conditions of this Agreement, a non-exclusive license to use Licensed Patent Rights for [*****] for Licensee's [*****]. "[*****]" shall include [*****] and excludes [*****] Notwithstanding the foregoing, Licensee shall be free to commercialize any product resulting from Licensee's use of the Licensed Patent Rights in its research and discovery without incurring any further royalty obligations.

     2.3 For purposes of Licensee's practice of the [*****], Licensor shall provide Licensee annually with [*****] as set forth in Exhibit A hereto. Licensee may purchase additional quantities of [*****] needed subject to the pricing schedule set forth in Exhibit A. In the event that Licensor sells [*****] to a third party for a [*****] than that set forth on Exhibit A, then such [*****] shall be extended to Licensee.

     2.4 Licensee shall have the right to extend the licenses granted herein to Affiliates subject to the terms and conditions of this Agreement. Licensee shall have no right to grant sublicenses hereunder.

3.   License Grant Fee

     3.1 In consideration for the license granted under paragraph 2.1, Licensee agrees to pay to Licensor a [*****] license grant fee of [*****] United States dollars payable within [*****] following the execution of this Agreement.

     3.2 Licensee further agrees to pay Licensor an annual license maintenance fee in the sum of [*****] payable beginning [*****] from the end of the [*****] following the EFFECTIVE DATE of this Agreement and continuing [*****] for the life of this Agreement.

     3.3 In consideration of the license granted in paragraph 2.2, Licensee shall [*****] grant to Licensor a first option for a license to make, use, import, offer and sell in the research reagent market, as described below, at least [*****], but no more than [*****] of Licensee's [*****]. Such enzymes shall be selected from (i) Licensee's [*****] DNA modifying [*****] enzymes [*****] or (ii) novel DNA modifying [*****] enzymes [*****] during the term of the Agreement provided; however, that [*****] ((i) and (ii) are collectively referred to below as [*****]). Prior to transfer, Licensee will provide [*****] as well as other information if available, for the [*****] and [*****]. In the event that Licensor finds that any such [*****] as represented by

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Licensee, then Licensee shall provide [*****]. Licensee may, in its sole discretion, also provide [*****] as they become available to Licensor, which Licensor shall use solely for the purpose of [*****] which may be licensed hereunder. Licensor may exercise its option on up to [*****] within [*****]. In the event that, by the [*****] of this Agreement, either (i) Licensee has not provided [*****] to Licensor for evaluation as set forth herein or (ii) Licensor has not exercised its option to license at least [*****] as set forth hereunder, then [*****].

For clarity, "first option" means [*****].

     3.4 Licensor may exercise such option by written notice to Licensee at any time up to [*****] from the date Licensee provides [*****] to Licensor for evaluation. Each [*****] shall be provided to Licensor by Licensee one time only and each transfer shall be under the terms of a materials transfer agreement in substantially the same form as Exhibit B hereto ("MTA"). Upon such notice of option exercise by Licensor the parties shall enter into license negotiations for the research reagent market. Such license shall not require any [*****] but shall include, but not be limited to, a royalty rate of between [*****], a provision that Licensee shall be named as the source of products licensed thereunder in all [*****] and such other terms and conditions as are commercially reasonable and customary in such agreements.

4.   License Term

     4.1 The license agreement will remain in effect the later of ten (10) years or for so long as there are patents within License Patent Rights still in force.

5.   Royalties

     5.1 Commencing on the Effective Date, Licensee shall pay to Licensor during the term of this agreement a royalty of [*****] sold under the license granted in paragraph 2.1.

     5.2 In the event that the royalty burden on any given Licensed Product is increased due to the need for licensing additional components, the royalty payable hereunder will be reduced by [*****] for each additional [*****] due to third parties. Notwithstanding the foregoing, in no event shall the royalty due Licensor be reduced to [*****] of the royalty specified in paragraph 5. 1.

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6.   Reporting

     6.1 Licensee shall submit to Licensor within [*****] after the end of each [*****] during the term of this Agreement, reports setting forth for the preceding [*****] the following information:

          (1) the number of each Licensed Product sold by Licensee and its Affiliates;

          (2)  total billings for each Licensed Product;

          (3)  deductions applicable to determine the Net Sales thereof; and

          (4) the amount of royalty due with respect to Licensee' sale of each Licensed Product;

and with each such report pay the amount of royalty due. Such report shall be certified as correct by an officer of Licensee.

     6.2 All payments due hereunder shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States as reported in the Wall Street Journal on the last working day of each royalty reporting period.

     6.3 Late payments shall be subject to an interest charge of [*****]. Interest shall be calculated pro rata for lateness that includes [*****].

7.   Record Keeping

     7.1 Licensee shall keep, and shall require its Affiliates to keep accurate and correct records of Licensed Products made, used or sold under this Agreement appropriate to determine the amount of royalties due hereunder to Licensor. Such records shall be retained for [*****] following a given reporting period. They shall be available during normal business hours for inspection at the expense of Licensor for the sole purpose of verifying reports and payments hereunder. In the event that an inspection shows an under reporting and underpayment in excess of [*****] for any [*****] period, then Licensee shall pay the cost of such inspection as well as any additional sum that would have been payable to Licensor had Licensee reported correctly, plus interest due for lateness as specified above.

8.   Intellectual Property Rights

     8.1 All right, title and interest in and to all inventions, compositions, and methods which cannot be practiced without LICENSED PATENT RIGHTS conceived and/or reduced to practice solely by LICENSEE ("LICENSEE INVENTIONS") shall be owned by Licensee.

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     8.2  All right, title and interest in and to all inventions, compositions, and methods dominated by LICENSED PATENT RIGHTS conceived and/or reduced to practice solely by LICENSOR ("LICENSOR INVENTIONS") shall be owned by Licensor.

     8.3 All right, title and interest in and to all inventions dominated by PATENT RIGHTS conceived and reduced to practice jointly by LICENSOR AND LICENSEE ("JOINT INVENTIONS") shall be owned jointly by Licensor and Licensee.

     8.4 Licensor will automatically receive a royalty free, paid-up non-exclusive license to LICENSEE INVENTIONS for all purposes outside the Field Of Use.

     8.5 Licensee will automatically receive a non-exclusive license to LICENSOR INVENTIONS within the FIELD OF USE without further license grant fees, but with running royalties payable according to Section 5.

     8.6 Exclusive licenses between the parties for Joint Inventions may be granted and shall be negotiated in good faith.

9.   Infringement

     9.1 Licensee shall promptly notify Licensor of any suspected infringement of any Licensed Patent Rights by a third party. Licensee and Licensor each shall have the right to institute an action of infringement in the Field Of Use of the Licensed Patent Rights in accordance with the following:

          (a) If Licensor and Licensee agree to institute suit jointly, the suit shall be brought in both their names, the out-of-pocket costs thereof shall be borne equally, and any recovery or settlement shall be shared equally. Licensee and Licensor shall agree on the manner in which they shall exercise control over such action. Licensor may be represented, if it so desires, by separate counsel of its own selection, the fees for which shall be paid by Licensor.

          (b) In the absence of an agreement to institute a suit jointly, Licensor may institute suit and, at its option, join Licensee as a plaintiff. Licensee shall execute all papers and perform such other acts as may be reasonably required in the circumstances, at the expense of Licensor. Licensor shall bear the entire cost of such litigation and shall be entitled to retain the entire amount of any recovery or settlement.

          (c) In the absence of an agreement to institute a suit jointly and if Licensor notifies Licensee that it has decided not to join in or institute a suit, as provided in (a) or (b) above, Licensee may institute a suit and, at its option, join Licensor as a plaintiff. Licensor shall execute all papers and perform such other acts as may be reasonably required in the circumstances, at the expense of Licensee. Licensee shall bear the entire cost of such litigation and shall be entitled to retain the entire amount of any recovery or settlement.

                                      5.       *Confidential Treatment Requested
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           (d)  If Licensor decides to institute suit, it shall notify Licensee in writing within [*****]. Licensee's failure to notify Licensor in writing, within [*****] after the date of Licensor's notice, that it will join in enforcing the patent pursuant to the above provisions shall constitute an assignment by Licensee to Licensor all rights, causes of action and damages resulting from any infringement alleged in the suit and Licensor shall be entitled to retain the entire amount of any recovery or settlement.

           (e) Should either Licensee or Licensor commence a suit under the above provisions and thereafter elect to abandon same, it shall give timely notice to the other party who may, at its discretion, continue prosecution of the suit. The parties will negotiate in good faith to allocate the expenses and proceeds of such suit.

     9.2 In the event that a declaratory judgment action alleging invalidity of any of the Licensed Patent Rights shall be brought against Licensee or Licensor, then Licensor, at its sole option, shall have the right to intervene and take over the sole defense of such action at its own expense. Licensor shall have exclusive control of any enforcement of Licensed Patent Rights outside the Field Of Use.

10.  Termination

     10.1 The obligation to pay royalties on a Licensed Product shall expire when all patents within Licensed Patent Rights covering that Licensed Product have expired in the jurisdiction where the Licensed Product is sold to its ultimate consumer.

     10.2 In the event Licensee fails to make payments due hereunder, Licensor shall have the right to terminate this Agreement upon ninety (90) days written notice, unless within the ninety (90) day notice period Licensee makes all outstanding payments plus interest.

     10.3 In the event that Licensee shall be in default in the performance of any obligation under this Agreement (other than as provided in 10.2 above), and if the default has not been remedied within ninety (90) days after the date of notice in writing specifying the nature of such default, Licensor may terminate this Agreement immediately by further written notice to Licensee.

     10.4 This Agreement and all licenses granted under it shall terminate automatically should Licensee commit any act of bankruptcy, become insolvent, file a petition under any bankruptcy or insolvency act, or have any such petition filed against it, or make any assignment for the benefit of its creditors.

     10.5 Licensee shall have the right to terminate this Agreement for any reason or no reason upon ninety (90) days written notice to Licensor.

     10.6 In the event of any termination or expiration, Licensee shall have the right to continue selling Licensed Products until finished goods in existence on the date of final notice of termination are sold, or [*****] whichever is sooner, provided however that such right shall not apply to voluntary termination under paragraph 10.5. Such sales will be subject to the

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provisions of the Agreement. Following the [*****] or immediately upon the effective date of a termination under paragraph 10.5, Licensee will destroy all remaining materials which may be used to practice Licensed Patent Rights, or which were produced under licenses granted herein and an officer of Licensee shall certify such destruction to Licensor in writing under oath.

11.  Breach And Cure

     11.1 In addition to applicable legal standards, Licensee shall be in material breach of this Agreement for failure to pay any fees under Section III or any royalties pursuant to Section V.

     11.2 Either party shall have the right to cure its material breach. The cure shall be effected within a reasonable time but in no event later than [*****] after written notice of breach given by the party claiming breach and specifying the nature of the breach.

12.  Warranty

     12.1 Licensor represents and warrants it has the authority to issue the licenses granted herein under License Patent Rights. Licensor warrants that, as of Effective Date, it has disclosed to Licensee any claims, rights or allegations by third parties of which it is aware which may conflict or overlap with License Patent Rights. Licensor does not warrant the validity of the License Patent Rights licensed hereunder and makes no representation whatsoever with regard to the scope of the License Patent Rights, or that such License Patent Rights may be exploited by Licensee or an Affiliate of Licensee without infringing other patents. Licensor EXPRESSLY DISCLAIMS ANY OTHER IMPLIED OR EXPRESS WARRANTIES AND MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE LICENSED PATENT RIGHTS OR LICENSED PRODUCTS CONTEMPLATED BY THIS Agreement.

13.  Indemnification

     13.1 Licensee shall indemnify, defend and hold harmless Licensor against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon Licensor in connection with any claim, suit, action, demand or judgment arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) relating to any product, process or service made, used or sold pursuant to any right or license granted under this Agreement.

14.  Publicity

     14.1 All public announcements regarding the existence or terms of this Agreement shall be coordinated between Licensor and Licensee and shall be made only by mutual agreement.

15.  Notices

     15.1 Notices regarding termination of this Agreement shall be made by certified mail, return

                                      7.       *Confidential Treatment Requested
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receipt requested or by a courier service requiring a signature upon receipt.

     15.2 All other notices or documents to be given hereunder may be sent in a pre-paid letter to the address of the relevant party set out in this Agreement or to such other address as the parties may designate in writing for the purposes of this part. Any notice sent by U.S. Mail shall be deemed (in the absence of evidence of earlier receipt) to have been delivered [*****] after dispatch.

16.  Miscellaneous

     16.1 This Agreement shall be governed by California law applicable to agreements made and to be performed in California.

     16.2 This Agreement shall be binding on the parties hereto and upon their respective heirs, administrators, successors and assigns. This Agreement may not be assigned by either party without the written consent of the other party, except that Licensee may assign this Agreement as part of a sale of transfer of all, or substantially all, of the assets of Licensee to which the Agreement relates.

     16.3 This Agreement sets forth the entire agreement between the parties concerning the subject matter hereof and merges all previous agreements or communications.

     16.4 Should any provision of this Agreement be held invalid, illegal or unenforceable by a court of competent jurisdiction, such provision shall be considered void. All other provisions, rights and obligations shall continue without regard to such holding.

     16.5 No amendment or modification of this Agreement shall be valid or binding upon the parties unless made in writing and signed by both parties.

     16.6 A waiver by either party of a breach by the other of any term of this Agreement shall not prevent the subsequent enforcement of that term and shall not be deemed a waiver of any subsequent, prior or continuing breach.

In Witness Whereof, the Licensor and Licensee have executed this Agreement as of the Effective Date.

Licensor, by:                                   Licensee, by:

/s/ Warner Broadus                              /s/ Carolyn Erickson
-------------------------------------           -----------------------------
Signature                                       Signature

Warner Broadus                                  Carolyn Erickson
-------------------------------------           -----------------------------
Printed Name                                    Printed Name

General Counsel & Assistant Secretary           Director, IP
-------------------------------------           -----------------------------
Title                                           Title

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                                   EXHIBIT A

Included in the Agreement: [*****].

Licensee may purchase [*****].

                                     A-1.      *Confidential Treatment Requested

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                                   EXHIBIT B

                         Materials Transfer Agreement

Effective as of ____________, 1999, this Agreement ("Agreement") is made and entered into by and between Diversa Corporation, a Delaware corporation with headquarters at 10665 Sorrento Valley Road, San Diego, CA 92121 (hereinafter "Diversa"), and _____________, a ___________________ corporation with headquarters at ____________________________ (hereinafter "Recipient"), collectively known as "The Parties."

WHEREAS, Diversa will provide Recipient with [*****] as set forth in Exhibit A attached hereto and hereinafter referred to as "Material";

WHEREAS, Recipient desires to evaluate the Material;

WHEREAS, Recipient is willing to receive the Material pursuant to the terms and conditions of this Agreement;

WHEREAS, Diversa agrees to provide the Material to Recipient pursuant to the terms and conditions of this Agreement;

NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, the Parties mutually agree to the following terms:

1. Diversa will provide to Recipient the following Material: Diversa shall provide Recipient with [*****] set forth in Exhibit A to allow Recipient to [*****].

2. Recipient agrees that the Material shall be used solely for the purpose of evaluation of the potential usefulness of the Material in Recipients processes. The Material shall not be used in research that is subject to consulting or licensing obligations of any third party without the prior written consent of Diversa.

3. The Material delivered hereby is experimental in nature. DIVERSA MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Diversa makes no representation that the use of the Material will not infringe any patent or proprietary rights of third parties.

4. Recipient agrees that the Material shall not be distributed to any third party or entity, except affiliates and subsidiaries of Recipient, without the prior written consent of Diversa.

5. Recipient agrees that dissemination of the Material shall be limited to those employees of Recipient with a special need to know and work with such Material.

6. Information transferred under this Agreement, including but not limited to the Material and all information related to the Material, shall be "Confidential Information". Recipient shall not disclose to third parties any Confidential Information received from Diversa hereunder, provided, however, that Recipient shall have no objections to Diversa with respect to the use, or disclosure to others not party to this Agreement, of such information which:

     a) prior to disclosure was known to or in the possession of Recipient as evidenced by its written records; or

     b) is or becomes publicly known during the term of this Agreement, other than through a breach of Recipient's obligations hereunder; or

     c) is received from a third party having no obligations of confidentiality to Diversa hereunder; or

     d) is developed by Recipient independently of any disclosures made under this Agreement as evidenced by its written records; or

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     e)   is required by law or bona fide legal process to be disclosed, provided that Recipient takes all reasonable steps to restrict and maintain the confidentiality of such disclosure and provides reasonable notice to Diversa; or

     f)   is authorized to be released in a written release by Diversa.

7. Recipient agrees to return all documents, samples, and other tangible items containing or representing Confidential Information, and all copies thereof, erase or destroy all Confidential Information contained in computer memory or data storage apparatus, and certify in writing that it has complied with the terms of this Paragraph 7, provided that Recipient may, upon written notice to Diversa, retain in confidence a single copy of that Confidential Information in the offices of Recipient's legal counsel for legal records.

8. Recipient acknowledges that all right, title and interest in and to the Materials belongs solely to Diversa. Recipient shall not modify the Materials in any way, reverse engineer the Materials, use the Materials for reproduction, offer the Materials or any derivative thereof for resale, use the Materials in any form of human or animal testing.

9.   [*****].

10. No rights under any intellectual property of Diversa or rights in any other Material or Confidential Information that could not have been attained, but for this Material, is granted or implied as a result of providing this Material to Recipient.

11. None of the Material provided hereunder shall be used for any commercial development directly or indirectly unless a license granting the same is executed between the Parties. Recipient agrees that the Material, method of using the Material, or any other material that could not have been made but for the Material, shall not be sold or otherwise transferred to any third party.

12. Diversa shall not be liable for any use of the Material or related know-how and Recipient agrees to indemnify, defend, and hold harmless Diversa and its officers, directors,

     shareholders, employees, agents, and representatives (collectively "Indemnitee") against all liability, demands, claims, costs, losses, damages, recoveries, settlements, and expenses (including interest, penalties, attorney fees, accounting fees, expert witness fees, costs, and expenses) incurred by Indemnitee, known or unknown, contingent or otherwise, directly or indirectly arising from or related to this Agreement or the use of the Material or related know-how hereunder.

13. This Agreement and rights thereunder shall not be assigned or transferred, directly or indirectly, in whole or in part by the Parties.

14. This Agreement shall be effective for five (5) years from the date set forth above.

15. The Parties may terminate this Agreement on [*****] written notice; however, upon termination of this Agreement, nothing herein shall be construed to release the Parties from any obligation that matured prior to the effective date of such termination. In the event this Agreement is terminated for any reason, the rights and obligations of Paragraphs 6, 7, 8, 9, 10, 11 and 12 shall survive termination of this Agreement.

16. The Parties represent and warrant that each has the authority to undertake the obligations set forth in this Agreement without breaching or violating any contractual or statutory obligation owed to another.

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17.  The provisions of this Agreement are severable and in the event any provisions of this Agreement are determined to be held invalid or unenforceable under any controlling body of law, such invalidity or unenforceability shall not in any way affect the validity and enforceability of the remaining provisions hereof.

18. This Agreement constitutes the entire agreement and understanding between the Parties concerning the subject matter thereof. It merges with and supersedes all previous agreements and understandings between the Parties.

19. This Agreement shall be construed in accordance with the laws of the State of California without regard to its conflict of laws principles.

20. After receipt of the executed Agreement, Diversa will arrange to provide Recipient with the Materials.

IN WITNESS WHEREOF, the Parties have, through duly authorized representatives, executed this Agreement, effective as of the date set forth above.

                                        Diversa Corporation


___________________________             ________________________________________
Name                                    Carolyn Erickson
                                        Director, Intellectual Property

Title:____________________

                                  B-3.


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                                   EXHIBIT A

                                TO BE PROVIDED